UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-02671

Deutsche Municipal Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2015

ITEM 1.	REPORT TO STOCKHOLDERS

May 31, 2015

Annual Report

to Shareholders

Deutsche Managed Municipal Bond Fund

(formerly DWS Managed Municipal Bond Fund)

Contents
3 Letter to Shareholders
4 Portfolio Management Review
10 Performance Summary
13 Investment Portfolio
38 Statement of Assets and Liabilities
40 Statement of Operations
41 Statement of Cash Flows
42 Statement of Changes in Net Assets
43 Financial Highlights
48 Notes to Financial Statements
58 Report of Independent Registered Public Accounting Firm
59 Information About Your Fund's Expenses
60 Tax Information
61 Advisory Agreement Board Considerations and Fee Evaluation
66 Board Members and Officers
71 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. The fund invests in inverse floaters, which are derivatives that involve leverage and could magnify the fund's gains or losses. Although the fund seeks income that is exempt from federal income taxes, a portion of the fund’s distributions may be subject to federal, state and local taxes, including the alternative minimum tax. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Despite slow growth during the first half of 2015, the U.S. economy’s underlying fundamentals remain sound. Employment growth has been solid, the housing market continues to improve and households have strengthened their finances. Real income is firming thanks to the improving labor market and lower energy prices. And, while consumers remain cautious, they’re likely to loosen their purse strings over time.

In short, our economists see an environment that should support modestly above-trend domestic growth. The strong U.S. dollar continues to act as a headwind to exports and (for those whose positions are not hedged) a detractor from foreign equity returns.

The U.S. Federal Reserve Board is likely to start raising short-term interest rates in the U.S. later this year. However, the specific timing depends on whether the recent slowdown in activity reverses, the labor markets continue to heal and inflation truly bottoms. In any case, analysts expect the process to be gradual.

Meanwhile, the global picture, which had appeared to be brightening, is again in flux due to uncertainties regarding the Greek debt crisis and its potential ramifications. Overall, our strategic view remains generally positive. While we do not see Greece posing a major risk of contagion across the Eurozone, heightened volatility can be expected.

As always, we encourage you to visit us at deutschefunds.com for timely information about economic developments and your Deutsche fund investment. With frequent updates from our Chief Investment Officer and economists, we want to ensure that you have the resources you need to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,
Brian Binder
President, Deutsche Funds

Portfolio Management Review (Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

Investment Strategy
The fund invests in a wide variety of municipal bonds. These include general obligation bonds, for which payments of principal and interest are secured by the full faith and credit of the issuer and usually supported by the issuer's taxing power. In addition, securities held may include revenue bonds, for which principal and interest are secured by revenues from tolls, rents or other fees gained from the facility that was built with the bond issue proceeds.
The fund's management team seeks to hold municipal bonds that appear to offer the best opportunity to meet the fund's objective of providing income exempt from regular federal income tax. In selecting securities, the managers weigh the impact of the economic outlook and potential interest rate movements on municipal bonds as well as characteristics specific to securities such as coupons, maturity dates and call dates, and supply and demand of the municipal market. Although portfolio management may adjust the fund's duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Barclays Municipal Bond Index, generally between five and nine years.

Deutsche Managed Municipal Bond Fund posted a return of 3.34% over the 12 months ended May 31, 2015, while the overall municipal bond market, as measured by the unmanaged Barclays Municipal Bond Index, delivered a total return of 3.18% for the same period. The average fund in the Morningstar Muni National Long category returned 3.52% for the 12 months.

Throughout the 12-month period ended May 31, 2015, the U.S. Federal Reserve Board (the Fed) kept short-term rates anchored near zero. With inflation remaining below-target, U.S. fixed income markets were supported by expectations that the pace of the Fed's inevitable normalization of monetary policy would be incremental. Even as the Fed prepared to tighten, central banks in most other major economies were engaged in sovereign bond purchases designed to keep rates low, raising the prospect of devalued currencies. The divergence in monetary policies led to increased flows from abroad into dollar-denominated assets, helping to counter any potential upward pressure on U.S. interest rates.

"Municipals were supported for most of the period by positive flows into mutual funds and solid interest from institutional investors."

While municipal issuance increased as the period progressed, a significant portion of new supply was driven by refunding of existing issues in order to take advantage of low market interest rates. On the demand side, municipals were supported for most of the period by positive flows into mutual funds and solid interest from institutional investors, including insurance companies and banks.

The municipal yield curve flattened over the 12 months ended May 31, 2015, as yields rose notably on shorter maturities and declined modestly for long-term issues. Specifically, the two-year bond yield rose from 0.29% to 0.62% and the five-year from 1.15% to 1.41%, while the 20-year declined from 3.00% to 2.93% and the 30-year from 3.26% to 3.16%.

(See the graph below for municipal bond yield changes from the beginning to the end of the period.) For the 12 months, municipal market credit spreads — the incremental yield offered by lower-quality issues vs. AAA-rated issues — generally tightened modestly, and issues rated BBB and A outperformed AAA issues.

Municipal Bond Yield Curve (as of 5/31/15 and 5/31/14)

Source: Municipal Market Data, AAA-rated universe, as of 5/31/15.
Chart is for illustrative purposes only and does not represent any Deutsche AWM product.

Positive and Negative Contributors to Fund Performance

With a relatively steep yield curve as the period began, we had a tilt in the portfolio towards longer-term issues in the 20-to-30-year maturity range. This exposure was a positive contributor to relative performance, as the fund was able to earn incremental income and benefit from the modest decline in yields and corresponding price strength among issues on the longer end of the curve.

In view of tighter credit spreads driven by a global search for yield in the historically low rate environment of recent years, we were somewhat underweight lower-rated issues vs. our peers, particularly those in the BBB quality range. This positioning acted as a constraint on returns as spreads continued to narrow over the period. During the period, we maintained significant exposure to issues in the single A-quality range, and our holdings there of health care, transportation and airport bonds added to relative performance.

The fund used inverse floaters, whose coupon rates move in the opposite direction of short-term interest rates, adding additional income in the steep yield curve environment.

Outlook and Positioning

At the end of the period, municipal yields were at relatively low levels by historical standards, but quite attractive relative to U.S. Treasuries. As of the end of May 2015, the 10-year municipal bond yield of 2.19% was 103% of the comparable-maturity U.S. Treasury bond yield before taking into account the tax advantage of municipals. The 30-year municipal yield of 3.16% was 110% of the comparable U.S. Treasury yield.

While the curve has flattened to a degree, longer-term issues continue to carry a meaningful yield advantage, such as bonds with maturities in the 15-to-20-year range. We also continue to evaluate premium coupon issues that can provide a degree of protection against rising interest rates.

With respect to the fund's credit exposure, we see the most attractive valuations among bonds in the A and AA quality range, while viewing spreads for issues rated BBB as relatively tight. In the wake of the ongoing global search for yield, credit spreads have narrowed and covenants for new municipal issues have become less favorable to investors, and we are being selective as we look for opportunities to add incremental yield.

Portfolio Management Team

Philip G. Condon, Managing Director

Co-Lead Portfolio Manager of the fund. Began managing the fund in 1990.

— Joined Deutsche Asset & Wealth Management in 1983.

— Vice Chairman of Deutsche Asset & Wealth Management, Americas; formerly, Head of Municipal Bonds.

— BA and MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield, CFA, Managing Director

Co-Lead Portfolio Manager of the fund. Began managing the fund in 1998.

— Joined Deutsche Asset & Wealth Management in 1986.

— Co-Head of Municipal Bonds.

— BA, Duke University.

Matthew J. Caggiano, CFA, Managing Director

Co-Lead Portfolio Manager of the fund. Began managing the fund in 1999.

— Joined Deutsche Asset & Wealth Management in 1989.

— BS, Pennsylvania State University; MS, Boston College.

Michael J. Generazo, Director

Co-Lead Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset & Wealth Management in 1999.

— BS, Bryant College; MBA, Suffolk University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Morningstar Muni National Long category consists of funds that invest in municipal bonds issued by various state and local governments to fund public projects and are free from federal taxes. These funds spread their assets across many states and sectors and focus on bond durations of seven years or more.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Credit spread is the additional yield provided by municipal bonds rated AA and below vs. municipals rated AAA with comparable effective maturity.

Performance Summary May 31, 2015 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/15
Unadjusted for Sales Charge	3.34%	4.70%	4.66%
Adjusted for the Maximum Sales Charge (max 2.75% load)	0.50%	4.12%	4.37%
Barclays Municipal Bond Index†	3.18%	4.53%	4.52%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/15
Unadjusted for Sales Charge	2.51%	3.85%	3.83%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–0.48%	3.68%	3.83%
Barclays Municipal Bond Index†	3.18%	4.53%	4.52%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/15
Unadjusted for Sales Charge	2.53%	3.90%	3.87%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	2.53%	3.90%	3.87%
Barclays Municipal Bond Index†	3.18%	4.53%	4.52%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/15
No Sales Charges	3.55%	4.90%	4.87%
Barclays Municipal Bond Index†	3.18%	4.53%	4.52%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/15
No Sales Charges	3.57%	4.96%	4.91%
Barclays Municipal Bond Index†	3.18%	4.53%	4.52%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2014 are 0.81%, 1.62%, 1.59%, 0.66% and 0.55% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A portion of the Fund's distributions may be subject to federal, state and local taxes and the alternative minimum tax.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Barclays Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
5/31/15	$9.25	$9.25	$9.25	$9.26	$9.25
5/31/14	$9.30	$9.30	$9.30	$9.31	$9.30
Distribution Information as of 5/31/15
Income Dividends, Twelve Months	$.35	$.28	$.28	$.37	$.37
May Income Dividend	$.0294	$.0231	$.0231	$.0310	$.0309
Capital Gains Distributions, Twelve Months	$.004	$.004	$.004	$.004	$.004
SEC 30-day Yield‡‡	1.82%	1.08%	1.09%	2.08%	2.05%
Tax Equivalent Yield‡‡	3.22%	1.91%	1.93%	3.67%	3.62%
Current Annualized Distribution Rate‡‡	3.81%	3.00%	3.00%	4.02%	4.01%

‡‡ The SEC yield is net investment income per share earned over the month ended May 31, 2015, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.06% and 2.05% for Class C and S shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 43.4%. Current annualized distribution rate is the latest monthly dividend shown as a percentage of net asset value on May 31, 2015. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.97% and 3.99% for Class C and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of May 31, 2015
	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 94.3%
Alabama 0.7%
Alabama, State Public School & College Authority, Capital Improvement, Prerefunded, 5.0%, 12/1/2023	35,000,000	38,546,900
Alaska 0.2%
Alaska, State Industrial Development & Export Authority Revenue, Providence Health Services, Series A, 5.5%, 10/1/2041	11,000,000	12,508,210
Arizona 1.5%
Arizona, Salt Verde Financial Corp., Gas Revenue:
5.0%, 12/1/2032, GTY: Citibank NA	1,600,000	1,793,568
5.0%, 12/1/2037, GTY: Citibank NA	8,405,000	9,390,822
Arizona, State Health Facilities Authority Revenue, Banner Health System, Series D, 5.375%, 1/1/2032	12,000,000	12,818,880
Arizona, Water Infrastructure Finance Authority Revenue, Water Quality, Series A, Prerefunded, 5.0%, 10/1/2030	6,250,000	7,345,375
Phoenix, AZ, Civic Improvement Corp., Airport Revenue:
Series A, 5.0%, 7/1/2040	22,775,000	24,605,427
Series A, 5.25%, 7/1/2033	20,885,000	23,297,844
		79,251,916
Arkansas 0.1%
North Little Rock, AR, Electric Revenue, Series A, ETM, 6.5%, 7/1/2015, INS: NATL	2,960,000	2,976,546
California 16.5%
Banning, CA, Water & Sewer Revenue, 1989 Water System Improvement Project, ETM, 8.0%, 1/1/2019, INS: AMBAC	370,000	410,193
Banning, CA, Water & Sewer Revenue, Water System Reference & Improvement Project, ETM, 8.0%, 1/1/2019, INS: AMBAC	210,000	238,602
California, Bay Area Toll Authority, Toll Bridge Revenue, San Francisco Bay Area:
Series F, Prerefunded, 5.0%, 4/1/2031	10,700,000	11,116,337
Series F-1, Prerefunded, 5.5%, 4/1/2043	13,000,000	14,654,770
Series F-1, Prerefunded, 5.625%, 4/1/2044	11,500,000	13,441,200
California, Educational Facilities Authority Revenue, University of Southern California, Series A, 5.0%, 10/1/2038	6,925,000	7,692,775
California, Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue:
Series A, 5.0%, 6/1/2040	11,765,000	12,930,911
Series A, 5.0%, 6/1/2045, INS: AGC	10,275,000	10,277,671
California, Health Facilities Financing Authority Revenue, Adventist Health System, Series A, 5.75%, 9/1/2039	5,000,000	5,723,700
California, Health Facilities Financing Authority Revenue, Catholic Healthcare West:
Series A, 6.0%, 7/1/2034	10,000,000	11,486,400
Series A, 6.0%, 7/1/2039	7,500,000	8,605,275
California, M-S-R Energy Authority, Series B, 7.0%, 11/1/2034, GTY: Citigroup, Inc.	15,315,000	20,721,961
California, State General Obligation:
5.0%, 2/1/2032	35,000,000	39,518,850
5.0%, 9/1/2032	10,000,000	10,470,700
5.0%, 2/1/2033	8,000,000	9,012,160
5.0%, 2/1/2043	20,000,000	22,258,400
5.0%, 5/1/2044	11,200,000	12,559,680
5.25%, 4/1/2035	15,340,000	17,581,634
6.0%, 4/1/2038	22,915,000	26,925,354
6.25%, 11/1/2034	20,655,000	25,054,515
California, State General Obligation, Various Purposes:
5.0%, 6/1/2023, INS: AGMC	25,000,000	27,097,000
5.25%, 9/1/2026	18,765,000	22,116,054
5.25%, 9/1/2030	5,000,000	5,769,550
5.25%, 10/1/2032	25,000,000	28,753,250
6.0%, 11/1/2039	50,000,000	59,971,500
6.5%, 4/1/2033	58,440,000	70,001,185
California, State Infrastructure & Economic Development Bank Revenue, Pacific Gas & Electric Co., Series C, 0.07%**, 12/1/2016, LOC: Sumitomo Mitsui Banking	4,650,000	4,650,000
California, State Public Works Board, Lease Revenue, Series A, 5.0%, 9/1/2039	25,000,000	28,110,000
California, State Public Works Board, Lease Revenue, Capital Projects, Series I-1, 6.375%, 11/1/2034	10,000,000	12,050,400
California, State Public Works Board, Lease Revenue, Department of General Services, Buildings 8 & 9, Series A, 6.125%, 4/1/2029	2,000,000	2,347,460
California, State Revenue Lease, Public Works Board, Department of Corrections, Series C, 5.0%, 6/1/2025	2,500,000	2,500,625
California, State University Revenue, Series A, 5.25%, 11/1/2038	10,000,000	11,356,400
California, Statewide Communities Development Authority Revenue, Kaiser Permanente, Kaiser Foundation, Series A, 5.0%, 4/1/2042	5,295,000	5,802,790
East Bay, CA, Municipal Utility District, Wastewater Systems Revenue, Series A, Prerefunded, 5.0%, 6/1/2037, INS: AMBAC	13,085,000	14,207,170
Foothill, CA, Eastern Corridor Agency, Toll Road Revenue:
Series A, ETM, Zero Coupon, 1/1/2017	5,000,000	4,942,850
Series A, ETM, Zero Coupon, 1/1/2018	21,890,000	21,296,343
Los Angeles, CA, Community College District, Election of 2008, Series C, 5.25%, 8/1/2039	12,000,000	13,996,800
Los Angeles, CA, Department of Airports Revenue, Series A, 5.25%, 5/15/2039	5,000,000	5,637,050
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport, Series A, 5.0%, 5/15/2040	25,000,000	28,225,000
Orange County, CA, Airport Revenue:
Series A, 5.25%, 7/1/2039	16,000,000	17,901,440
Series B, 5.25%, 7/1/2039	12,000,000	13,426,080
Roseville, CA, School District General Obligation, Junior High, Series B, Zero Coupon, 8/1/2015, INS: NATL	1,000,000	999,460
Sacramento, CA, Municipal Utility District, Electric Revenue:
Series U, 5.0%, 8/15/2026, INS: AGMC	10,455,000	11,691,304
Series U, 5.0%, 8/15/2028, INS: AGMC	8,175,000	9,119,785
San Diego County, CA, Regional Airport Authority Revenue:
Series A, 5.0%, 7/1/2034	7,000,000	7,805,700
Series B, AMT, 5.0%, 7/1/2043	12,500,000	13,544,875
San Diego, CA, Community College District General Obligation, Election of 2002, 5.25%, 8/1/2033	5,000,000	5,742,200
San Diego, CA, Community College District, Election of 2006, 5.0%, 8/1/2036	6,100,000	6,888,425
San Francisco, CA, City & County Airports Commission, International Airport Revenue:
Series 32-G, 5.0%, 5/1/2026, INS: NATL	8,565,000	8,926,529
Series F, 5.0%, 5/1/2035	27,500,000	30,084,450
Series A, AMT, 5.0%, 5/1/2040	14,000,000	15,172,640
Series E, 6.0%, 5/1/2039	35,000,000	40,899,600
San Francisco, CA, City & County Certificates of Participation, Multiple Capital Improvement Projects, Series A, 5.25%, 4/1/2031	7,860,000	8,862,150
Walnut, CA, Energy Center Authority Revenue, Series A, 5.0%, 1/1/2040	10,000,000	10,952,300
		851,529,453
Colorado 5.3%
Colorado, E-470 Public Highway Authority Revenue:
Series B, Zero Coupon, 9/1/2016, INS: NATL	5,000,000	4,922,500
Series A-1, 5.5%, 9/1/2024, INS: NATL	4,000,000	4,047,320
Colorado, Health Facilities Authority Revenue, Covenant Retirement Communities, Inc., Prerefunded, 5.0%, 12/1/2035	15,000,000	15,357,000
Colorado, Public Energy Authority, Natural Gas Purchase Revenue, 6.5%, 11/15/2038, GTY: Merrill Lynch & Co., Inc.	30,000,000	39,906,300
Colorado, State Building Excellent Schools Today, Certificates of Participation, Series G, 5.0%, 3/15/2032	8,630,000	9,675,956
Colorado, State Health Facilities Authority Revenue, School Health Systems, Series A, 5.5%, 1/1/2035	16,250,000	18,983,738
Colorado, Transportation/Tolls Revenue:
Series B, Zero Coupon, 9/1/2015, INS: NATL	17,120,000	17,094,662
Series B, Zero Coupon, 9/1/2017, INS: NATL	8,000,000	7,691,360
Series B, Zero Coupon, 9/1/2018, INS: NATL	20,560,000	19,180,219
Series B, Zero Coupon, 9/1/2019, INS: NATL	36,500,000	33,159,155
Series B, Zero Coupon, 9/1/2020, INS: NATL	7,000,000	6,188,420
Denver City & County, CO, Airport Revenue:
Series A, AMT, 5.5%, 11/15/2028	15,000,000	17,414,250
Series A, AMT, 5.5%, 11/15/2029	14,705,000	17,005,744
Series A, AMT, 5.5%, 11/15/2030	15,080,000	17,343,508
Series A, AMT, 5.5%, 11/15/2031	5,000,000	5,722,850
University of Colorado, Enterprise Revenue, 5.25%, 6/1/2036	11,500,000	12,979,705
University of Colorado, Hospital Authority Revenue, Series A, 5.0%, 11/15/2042	26,010,000	28,135,017
		274,807,704
Connecticut 1.1%
Connecticut, Harbor Point Infrastructure Improvement District, Special Obligation Revenue, Harbor Point Project, Series A, 7.875%, 4/1/2039	13,000,000	15,564,770
Connecticut, State Health & Educational Facilities Authority Revenue, Hartford Healthcare, Series A, 5.0%, 7/1/2041	20,000,000	21,637,400
Connecticut, State Health & Educational Facilities Authority Revenue, Stamford Hospital, Series J, 5.125%, 7/1/2035	18,000,000	19,533,420
		56,735,590
District of Columbia 1.1%
District of Columbia, Income Tax Secured Revenue, Series G, 5.0%, 12/1/2036	27,475,000	30,811,014
District of Columbia, National Public Radio Revenue, Series A, 5.0%, 4/1/2035	5,000,000	5,539,250
District of Columbia, Water & Sewer Revenue, Public Utility Revenue, 5.5%, 10/1/2023, INS: AGMC	5,000,000	6,075,150
Metropolitan Washington, DC, Airports Authority System Revenue:
Series A, AMT, 5.0%, 10/1/2030	7,750,000	8,741,380
Series A, AMT, 5.0%, 10/1/2044	3,890,000	4,212,520
		55,379,314
Florida 6.5%
Broward County, FL, Airport Systems Revenue, Series Q-1, 5.0%, 10/1/2037	39,000,000	42,808,350
Clearwater, FL, Water & Sewer Revenue, Series A, 5.25%, 12/1/2039	2,000,000	2,253,500
Florida, Capital Trust Agency Housing Revenue, Atlantic Housing Foundation, Inc., Series A, 0.1%**, 7/15/2024, LIQ: Fannie Mae	10,000,000	10,000,000
Florida, Jacksonville Electric Authority, Water & Sewer Revenue, Series A, 5.0%, 10/1/2032	5,000,000	5,633,050
Florida, Village Center Community Development District, Utility Revenue, ETM, 6.0%, 11/1/2018, INS: FGIC	1,025,000	1,121,545
Fort Pierce, FL, Utilities Authority Revenue, Series B, Zero Coupon, 10/1/2018, INS: AMBAC	2,000,000	1,857,260
Hillsborough County, FL, Industrial Development Authority Revenue, University Community Hospital, ETM, 6.5%, 8/15/2019, INS: NATL	1,000,000	1,119,940
Lee County, FL, Airport Revenue, Series A, AMT, 5.375%, 10/1/2032	1,750,000	1,917,335
Lee County, FL, Industrial Development Authority, Improvement Hope Hospice Project, 0.13%**, 10/1/2027, LOC: Northern Trust Co.	3,500,000	3,500,000
Marco Island, FL, Utility Systems Revenue:
Series A, 5.0%, 10/1/2034	1,000,000	1,131,660
Series A, 5.0%, 10/1/2040	1,000,000	1,125,040
Melbourne, FL, Water & Sewer Revenue, ETM, Zero Coupon, 10/1/2016, INS: FGIC	1,350,000	1,339,564
Miami-Dade County, FL, Aviation Revenue:
Series A, AMT, 5.0%, 10/1/2031	3,495,000	3,862,744
Series B, 5.0%, 10/1/2035, INS: AGMC	15,000,000	16,645,050
Series A, 5.5%, 10/1/2041	30,000,000	33,961,500
Miami-Dade County, FL, Aviation Revenue, Miami International Airport:
Series C, AMT, 5.25%, 10/1/2022, INS: AGMC	20,000,000	21,877,400
Series A-1, 5.375%, 10/1/2035	1,000,000	1,146,590
Series A-1, 5.375%, 10/1/2041	19,290,000	21,737,515
Miami-Dade County, FL, Double Barreled Aviation, 5.0%, 7/1/2041	6,700,000	7,494,218
Miami-Dade County, FL, Expressway Authority, Toll Systems Revenue, Series A, 5.0%, 7/1/2044	7,500,000	8,210,100
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2037	16,500,000	18,204,780
Miami-Dade County, FL, Water & Sewer Systems Revenue, 5.0%, 10/1/2034	17,800,000	20,229,700
North Brevard County, FL, Hospital District Revenue, Parrish Medical Center Project:
5.75%, 10/1/2043	2,880,000	3,179,894
Prerefunded, 5.75%, 10/1/2043	7,120,000	8,189,638
Orange County, FL, Health Facilities Authority Revenue:
Series 2006-A, 6.25%, 10/1/2016, INS: NATL	735,000	763,261
Series 2006-A, ETM, 6.25%, 10/1/2016, INS: NATL	70,000	73,294
Orange County, FL, Health Facilities Authority Revenue, Orlando Regional Healthcare System:
Series B, 5.25%, 12/1/2029, INS: AGMC	6,500,000	7,202,715
Series A, 6.25%, 10/1/2018, INS: NATL	500,000	565,035
Series C, 6.25%, 10/1/2021, INS: NATL	6,000,000	6,922,680
Orange County, FL, Health Facilities Authority, Orlando Regional Facilities, Series A, ETM, 6.25%, 10/1/2016, INS: NATL	1,945,000	2,034,451
Orlando & Orange County, FL, Expressway Authority Revenue:
Series C, 5.0%, 7/1/2035	16,215,000	17,979,192
Series A, 5.0%, 7/1/2040	11,895,000	13,138,027
Palm Beach County, FL, Criminal Justice Facilities Revenue, 7.2%, 6/1/2015, INS: NATL	110,000	110,042
Port St. Lucie, FL, Utility System Revenue:
5.0%, 9/1/2035, INS: AGC	2,600,000	2,861,274
5.25%, 9/1/2035, INS: AGC	3,000,000	3,328,080
Sunrise, FL, Water & Sewer Revenue, Utility Systems, ETM, 5.5%, 10/1/2018, INS: AMBAC	11,465,000	12,552,111
Tallahassee, FL, Energy System Revenue, 5.5%, 10/1/2016, INS: AMBAC	1,005,000	1,069,642
Tampa, FL, Sports Authority Revenue, Sales Tax-Tampa Bay Arena Project, 5.75%, 10/1/2020, INS: NATL	2,075,000	2,302,690
Tampa-Hillsborough County, FL, Expressway Authority, Series A, 5.0%, 7/1/2037	24,430,000	27,019,091
		336,467,958
Georgia 5.5%
Atlanta, GA, Airport Revenue:
Series A, 5.0%, 1/1/2035	2,470,000	2,762,250
Series B, 5.0%, 1/1/2037	720,000	798,228
Atlanta, GA, Metropolitan Rapid Transit Authority, Sales Tax Revenue, 5.0%, 7/1/2039	5,000,000	5,601,750
Atlanta, GA, Water & Sewer Revenue, Series A, 5.5%, 11/1/2019, INS: NATL	13,000,000	15,242,760
Atlanta, GA, Water & Wastewater Revenue:
Series B, 5.25%, 11/1/2028	5,000,000	5,883,850
Series B, 5.375%, 11/1/2039, INS: AGMC	40,000,000	45,416,400
Burke County, GA, Development Authority Pollution Control Revenue, Oglethorpe Power Corp. Vogtle Project:
Series A, 5.3%, 1/1/2033, INS: AGMC	10,000,000	10,902,000
Series B, 5.5%, 1/1/2033	4,000,000	4,306,240
De Kalb County, GA, Water & Sewer Revenue:
Series A, 5.25%, 10/1/2032	2,180,000	2,518,140
Series A, 5.25%, 10/1/2033	3,635,000	4,184,830
Series A, 5.25%, 10/1/2036	11,115,000	12,711,225
Series A, 5.25%, 10/1/2041	29,000,000	32,806,250
Gainesville & Hall County, GA, Hospital Authority Revenue, Anticipation Certificates, Northeast Georgia Healthcare:
Series A, 5.375%, 2/15/2040	8,225,000	9,016,245
Series A, 5.5%, 2/15/2045	20,000,000	22,023,400
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue:
Series A, 5.0%, 3/15/2019, GTY: JPMorgan Chase & Co.	17,440,000	19,321,950
Series B, 5.0%, 3/15/2019, GTY: Merrill Lynch & Co., Inc.	5,000,000	5,489,600
Series A, 5.0%, 3/15/2020, GTY: JPMorgan Chase & Co.	2,700,000	3,032,964
Series B, 5.0%, 3/15/2020, GTY: Merrill Lynch & Co., Inc.	5,000,000	5,563,700
Series A, 5.0%, 3/15/2022, GTY: JPMorgan Chase & Co.	17,340,000	19,892,622
Series A, 5.5%, 9/15/2023, GTY: Merrill Lynch & Co., Inc.	5,000,000	5,855,950
Series A, 5.5%, 9/15/2024, GTY: Merrill Lynch & Co., Inc.	4,635,000	5,474,120
Series A, 5.5%, 9/15/2027, GTY: Merrill Lynch & Co., Inc.	5,000,000	5,855,250
Series A, 5.5%, 9/15/2028, GTY: Merrill Lynch & Co., Inc.	5,000,000	5,812,150
Georgia, Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional Healthcare Systems, 6.5%, 8/1/2038, INS: AGC	18,700,000	21,107,064
Georgia, Municipal Electric Authority Power Revenue, Series W, 6.6%, 1/1/2018, INS: NATL	4,290,000	4,562,201
Georgia, State Municipal Electric Authority, Series GG, 5.0%, 1/1/2039	5,695,000	6,291,779
		282,432,918
Guam 0.0%
Government of Guam, Waterworks Authority, Water & Wastewater System Revenue, Prerefunded, 5.5%, 7/1/2016	860,000	863,603
Hawaii 0.7%
Hawaii, State Airports Systems Revenue, Series A, 5.0%, 7/1/2039	16,800,000	18,198,600
Hawaii, State Department of Budget & Finance, Special Purpose Revenue, Hawaiian Electric Co., Inc., 6.5%, 7/1/2039, GTY: Hawaiian Electric Co., Inc.	6,000,000	6,903,240
Honolulu City & County, HI, Wastewater Systems Revenue, Series A, 5.25%, 7/1/2036	10,285,000	11,624,930
		36,726,770
Idaho 0.2%
Idaho, Health Facilities Authority Revenue, St. Luke's Regional Medical Center, 6.75%, 11/1/2037	10,060,000	11,560,751
Illinois 6.5%
Chicago, IL, Airport Revenue, O'Hare International Airport, Third Lien:
Series A, 5.75%, 1/1/2039	13,650,000	15,524,964
Series B, 6.0%, 1/1/2041	25,000,000	29,196,000
Chicago, IL, Core City General Obligation, Zero Coupon, 1/1/2017, INS: NATL	20,000,000	18,819,800
Chicago, IL, O'Hare International Airport Revenue, Series C, 6.5%, 1/1/2041	26,700,000	32,175,903
Chicago, IL, School District General Obligation Lease, Board of Education, Series A, 6.0%, 1/1/2016, INS: NATL	11,025,000	11,231,278
Chicago, IL, Water & Sewer Revenue, Zero Coupon, 11/1/2018, INS: AMBAC	5,165,000	4,824,110
Chicago, IL, Water Revenue, 5.0%, 11/1/2023, INS: AGMC	10,000,000	10,760,000
Cook County, IL, Catholic Theologicial Union Project Revenue, 0.1%**, 2/1/2035, LOC: U.S. Bank NA	8,980,000	8,980,000
Cook County, IL, Forest Preservation District, Series C, 5.0%, 12/15/2037	3,155,000	3,452,264
Illinois, Finance Authority Revenue, Advocate Health Care Network:
Series B, 5.375%, 4/1/2044	5,500,000	6,041,310
Series A, 5.5%, 4/1/2044	5,500,000	6,085,310
Series D, Prerefunded, 6.5%, 11/1/2038	4,085,000	4,790,888
Illinois, Finance Authority Revenue, Elmhurst Memorial Healthcare, Series A, 5.625%, 1/1/2037	8,000,000	8,620,640
Illinois, Finance Authority Revenue, Memorial Health Systems:
5.5%, 4/1/2034	12,100,000	13,373,646
5.5%, 4/1/2039	4,800,000	5,283,120
Illinois, Finance Authority Revenue, Northwest Community Hospital, Series A, 5.5%, 7/1/2038	22,990,000	25,056,111
Illinois, Metropolitan Pier & Exposition Authority, Dedicated State Tax Revenue, McCormick Place Expansion:
Series A, Zero Coupon, 6/15/2016, INS: NATL	7,035,000	6,973,866
Series A, ETM, Zero Coupon, 6/15/2016, INS: FGIC, NATL	2,965,000	2,949,197
Illinois, Metropolitan Pier & Exposition Authority, Special Assessment Revenue, Series A, Zero Coupon, 12/15/2018, INS: NATL	6,660,000	6,211,382
Illinois, Municipal Electric Agency Power Supply:
Series A, Prerefunded, 5.25%, 2/1/2023, INS: NATL	3,500,000	3,762,815
Series A, Prerefunded, 5.25%, 2/1/2024, INS: NATL	2,500,000	2,687,725
Illinois, Railsplitter Tobacco Settlement Authority, 6.0%, 6/1/2028	17,315,000	20,462,348
Illinois, Regional Transportation Authority:
Series B, 5.75%, 6/1/2033, INS: NATL	7,000,000	8,949,080
Series A, 6.7%, 11/1/2021, INS: NATL	19,735,000	22,766,888
Illinois, Sales & Special Tax Revenue, 6.25%, 12/15/2020, INS: AMBAC	5,070,000	5,631,857
Illinois, State Finance Authority Revenue, Ascension Health Credit Group, Series A, 5.0%, 11/15/2032	2,435,000	2,710,009
Illinois, State Finance Authority Revenue, OSF Healthcare Systems, Series A, 5.0%, 5/15/2041	13,155,000	14,075,061
Illinois, State Finance Authority Revenue, University of Chicago, Series A, 5.0%, 10/1/2038	12,000,000	13,524,720
Illinois, State General Obligation, 5.5%, 7/1/2038	3,205,000	3,411,210
Lake Cook Kane & McHenry Counties, IL, School District General Obligation, 6.3%, 12/1/2017, INS: AGMC	1,885,000	2,133,801
Springfield, IL, Water Revenue, 5.0%, 3/1/2037	5,000,000	5,479,000
Will County, IL, School District General Obligation, Community Unit School District No. 365-U, Series B, ETM, Zero Coupon, 11/1/2015, INS: AGMC	8,000,000	7,992,560
		333,936,863
Indiana 1.1%
Indiana, Electric Revenue, Municipal Power Agency, Series B, 5.5%, 1/1/2016, INS: NATL	630,000	648,383
Indiana, Finance Authority Hospital Revenue, Deaconess Hospital Obligation, Series A, 6.75%, 3/1/2039	5,230,000	6,023,809
Indiana, Hospital & Healthcare Revenue, Health Facilities Financing Authority:
ETM, 6.0%, 7/1/2015, INS: NATL	1,825,000	1,833,921
ETM, 6.0%, 7/1/2016, INS: NATL	1,935,000	2,046,488
ETM, 6.0%, 7/1/2017, INS: NATL	2,050,000	2,257,470
ETM, 6.0%, 7/1/2018, INS: NATL	2,175,000	2,473,101
Indiana, State Finance Authority Revenue, Community Foundation of Northwest Indiana, 5.0%, 3/1/2041	17,395,000	18,579,252
Indiana, State Finance Authority Revenue, Stadium Project, Series A, 5.25%, 2/1/2031	2,595,000	3,012,068
Indiana, State Finance Authority, Wastewater Utility Revenue, First Lien, Series A, 5.25%, 10/1/2038	8,000,000	9,147,840
Indiana, Transportation/Tolls Revenue, Series A, 7.25%, 6/1/2015	700,000	700,224
St. Joseph County, IN, Educational Facilities Revenue, Notre Dame du Lac Project, 5.0%, 3/1/2036	10,000,000	10,938,000
		57,660,556
Kansas 0.5%
Kansas, Pollution Control Revenue, Development Financing Authority, Series II, 5.5%, 11/1/2017	1,000,000	1,112,920
Kansas, State Development Finance Authority Hospital Revenue, Adventist Health System:
Series A, 5.0%, 11/15/2032	13,000,000	14,449,760
Series A, 5.0%, 11/15/2034	4,965,000	5,486,077
Wichita, KS, Hospital Revenue, Facilities Improvement, Series III-A, Prerefunded, 5.0%, 11/15/2034	3,590,000	4,136,936
		25,185,693
Kentucky 1.1%
Kentucky, Economic Development Finance Authority, Hospital Facilities Revenue, Owensboro Medical Health Systems, Series A, 6.5%, 3/1/2045	11,000,000	12,532,960
Kentucky, Economic Development Finance Authority, Louisville Arena Project Revenue, Series A-1, 6.0%, 12/1/2038, INS: AGC	4,500,000	4,807,710
Kentucky, State Housing Corp. Revenue, Series F, AMT, 0.12%**, 7/1/2029, SPA: PNC Bank NA	3,765,000	3,765,000
Louisville & Jefferson County, KY, Metropolitan Government Health Systems Revenue, Norton Healthcare, Inc., 5.0%, 10/1/2030	15,000,000	15,510,300
Louisville & Jefferson County, KY, Metropolitan Government Revenue, Catholic Health Initiatives, Series A, 5.0%, 12/1/2035	20,770,000	22,230,962
		58,846,932
Louisiana 0.6%
East Baton Rouge, LA, Sewer Commission Revenue, Series A, Prerefunded, 5.25%, 2/1/2039	10,000,000	11,417,500
Louisiana, Public Facilities Authority, Hospital Revenue, Lafayette General Medical Center, 5.5%, 11/1/2040	5,000,000	5,393,300
Louisiana, St. John Baptist Parish Revenue, Marathon Oil Corp., Series A, 5.125%, 6/1/2037	12,000,000	12,651,960
		29,462,760
Maine 0.2%
Maine, Health & Higher Educational Facilities Authority Revenue, Series A, 5.0%, 7/1/2040	9,650,000	10,441,107
Maryland 0.3%
Baltimore, MD, Project Revenue, Waste Water Projects, Series A, 5.0%, 7/1/2038	11,000,000	12,353,330
Maryland, State Health & Higher Educational Facilities Authority Revenue, Anne Arundel Health Systems, Series A, Prerefunded, 6.75%, 7/1/2039	3,400,000	4,140,826
		16,494,156
Massachusetts 2.8%
Massachusetts, Bay Transportation Authority Revenue, Series B, 6.2%, 3/1/2016	1,155,000	1,187,791
Massachusetts, State College Building Authority Revenue:
Series B, 5.0%, 5/1/2037	4,500,000	5,014,035
Series B, 5.0%, 5/1/2043	4,125,000	4,558,373
Massachusetts, State Department of Transportation, Metropolitan Highway Systems Revenue, Series B, 5.0%, 1/1/2032	28,800,000	32,048,064
Massachusetts, State Development Finance Agency Revenue, Linden Ponds, Inc. Facility:
Series B, 11/15/2056*	314,524	1,909
Series A-2, 5.5%, 11/15/2046	63,235	54,356
Series A-1, 6.25%, 11/15/2031	1,182,967	1,147,502
Massachusetts, State Development Finance Agency Revenue, Partners Healthcare System, Inc., Series L, 5.0%, 7/1/2036	13,680,000	15,216,127
Massachusetts, State Health & Educational Facilities Authority Revenue, Massachusetts Institute of Technology, Series K, 5.5%, 7/1/2022	9,000,000	11,206,980
Massachusetts, State Health & Educational Facilities Authority Revenue, Suffolk University, Series A, 5.75%, 7/1/2039	14,285,000	16,034,341
Massachusetts, State Port Authority Special Facilities Revenue, Delta Air Lines, Inc. Project, Series A, AMT, 5.5%, 1/1/2016, INS: AMBAC	3,000,000	3,007,170
Massachusetts, State School Building Authority, Sales Tax Revenue, Series B, 5.25%, 10/15/2035	12,000,000	13,800,360
Massachusetts, State Water Resource Authority:
Series B, 5.0%, 8/1/2041	5,500,000	6,163,410
Series J, 5.5%, 8/1/2021, INS: AGMC	5,685,000	6,931,038
Massachusetts, Water & Sewer Revenue, Water Authority, Series J, 5.5%, 8/1/2020, INS: AGMC	14,315,000	17,169,125
Massachusetts, Water & Sewer Revenue, Water Resource Authority, Series A, ETM, 6.5%, 7/15/2019(a)	9,965,000	10,947,449
		144,488,030
Michigan 1.5%
Detroit, MI, Water & Sewer Revenue, Series A, Zero Coupon, 7/1/2015, INS: NATL	8,710,000	8,670,369
Michigan, State Building Authority Revenue, Facilities Program:
Series H, 5.125%, 10/15/2033	9,755,000	10,885,312
Series I, 6.0%, 10/15/2038	9,000,000	10,273,680
Michigan, State Finance Authority Revenue, Trinity Health Corp., 5.0%, 12/1/2035	4,335,000	4,792,603
Michigan, State Grant Anticipation Bonds, 5.25%, 9/15/2023, INS: AGMC	7,500,000	8,230,125
Michigan, State Hospital Finance Authority Revenue, MidMichigan Health Obligation Group, Series A, Prerefunded, 6.125%, 6/1/2039	4,000,000	4,753,480
Michigan, State Hospital Finance Authority Revenue, Trinity Health:
Series A-1, 6.5%, 12/1/2033	2,095,000	2,421,150
Series A-1, Prerefunded, 6.5%, 12/1/2033	7,905,000	9,330,983
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital, Prerefunded, 8.25%, 9/1/2039	7,200,000	8,838,504
Wayne County, MI, Airport Authority Revenue, Detroit Metropolitan Airport, Series A, 5.0%, 12/1/2037	9,255,000	10,024,553
		78,220,759
Minnesota 0.4%
Minneapolis, MN, Health Care Systems Revenue, Fairview Health Services, Series A, 6.75%, 11/15/2032	6,440,000	7,520,632
University of Minnesota, Higher Education Revenue:
Series A, ETM, 5.75%, 7/1/2017	3,240,000	3,576,182
Series A, ETM, 5.75%, 7/1/2018 (a)	6,760,000	7,706,468
		18,803,282
Mississippi 0.8%
Mississippi, Development Bank Special Obligation, Department of Corrections, Series C, 5.25%, 8/1/2027	13,890,000	15,906,689
Mississippi, State Business Finance Commission, Gulf Opportunity Zone, Chevron U.S.A., Inc., Series C, 0.07%**, 12/1/2030, GTY: Chevron Corp.	10,000,000	10,000,000
Warren County, MS, Gulf Opportunity Zone, International Paper Co.:
Series A, 5.5%, 9/1/2031	5,000,000	5,229,750
Series A, 6.5%, 9/1/2032	7,420,000	8,506,214
		39,642,653
Missouri 0.6%
Cape Girardeau County, MO, Industrial Development Authority, Health Care Facilities Revenue, St. Francis Medical Center, Series A, 5.75%, 6/1/2039	2,150,000	2,416,493
Cape Girardeau County, MO, Industrial Development Authority, St. Francis Medical Center, Series A, 5.0%, 6/1/2033	11,075,000	11,981,156
Missouri, State Health & Educational Facilities Authority Revenue, Lutheran Senior Services, Series C, 5.0%, 2/1/2042	8,240,000	8,336,243
St. Louis, MO, Industrial Development Authority Revenue, Convention Center Hotel, Zero Coupon, 7/15/2016, INS: AMBAC	6,895,000	6,743,862
St. Louis, MO, State General Obligation Lease, Industrial Development Authority, Convention Center Hotel, Zero Coupon, 7/15/2015, INS: AMBAC	4,200,000	4,190,424
		33,668,178
Nebraska 0.1%
Omaha, NE, Public Power District Electric Revenue:
Series A, Prerefunded, 5.5%, 2/1/2033	1,000,000	1,119,370
Series A, Prerefunded, 5.5%, 2/1/2035	1,000,000	1,119,370
Series A, Prerefunded, 5.5%, 2/1/2039	1,000,000	1,119,370
		3,358,110
Nevada 0.2%
Clark County, NV, Airport Revenue:
Series D-2B, 0.09%**, 7/1/2040, LOC: Royal Bank of Canada	7,500,000	7,500,000
Series B, 5.125%, 7/1/2036	5,000,000	5,586,300
		13,086,300
New Hampshire 0.3%
New Hampshire, Health & Education Facilities Authority Revenue, Wentworth-Douglas Hospital, Series A, 6.5%, 1/1/2031	10,000,000	11,617,900
New Hampshire, State Health & Education Facilities Authority Revenue, Easter Seals Rehabilitation Center, Series A, 0.09%**, 12/1/2034, LOC: Citizens Bank of NH	1,600,000	1,600,000
		13,217,900
New Jersey 2.5%
New Jersey, Economic Development Authority Revenue, Motor Vehicle Surplus Revenue:
Series A, 5.0%, 7/1/2022, INS: NATL	7,140,000	7,246,315
Series A, 5.0%, 7/1/2023, INS: NATL	8,845,000	8,976,702
New Jersey, Garden State Preservation Trust, Open Space & Farm Land, Series 2005-A, Prerefunded, 5.8%, 11/1/2023, INS: AGMC	5,000,000	5,118,000
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,000,000	1,000,810
New Jersey, State Economic Development Authority Revenue, 5.0%, 6/15/2028	1,050,000	1,142,652
New Jersey, State Economic Development Authority Revenue, Private Activity, The Goethals Bridge Replacement Project, AMT, 5.0%, 1/1/2031, INS: AGMC	4,000,000	4,446,360
New Jersey, State Transportation Trust Fund Authority, Series A, 5.75%, 6/15/2020, INS: AMBAC	11,000,000	12,620,190
New Jersey, State Transportation Trust Fund Authority Program, Series AA, 5.25%, 6/15/2033	5,000,000	5,216,350
New Jersey, State Transportation Trust Fund Authority, Transportation Program:
Series AA, 5.0%, 6/15/2032	12,925,000	13,264,023
Series AA, 5.5%, 6/15/2039	5,770,000	6,103,794
New Jersey, State Transportation Trust Fund Authority, Transportation Systems:
Series B, 5.25%, 6/15/2036	7,295,000	7,480,658
Series B, 5.5%, 6/15/2031	17,300,000	18,384,883
Series A, 6.0%, 6/15/2035	6,000,000	7,101,000
Series A, 6.0%, 12/15/2038	11,075,000	12,365,902
Series A, Prerefunded, 6.0%, 12/15/2038	5,925,000	6,923,540
New Jersey, State Turnpike Authority Revenue:
Series A, 5.0%, 1/1/2035	6,025,000	6,597,013
Series E, 5.25%, 1/1/2040	5,250,000	5,791,905
Series C, 6.5%, 1/1/2016, INS: AMBAC	785,000	812,970
Series C, ETM, 6.5%, 1/1/2016, INS: AMBAC	425,000	440,478
Series C-2005, ETM, 6.5%, 1/1/2016, INS: AMBAC	425,000	440,479
		131,474,024
New York 7.5%
New York, Higher Education Revenue, Dormitory Authority, Series B, 5.25%, 5/15/2019, INS: FGIC	3,195,000	3,529,453
New York, Metropolitan Transportation Authority Revenue:
Series D, 5.0%, 11/15/2027, INS: AGMC	16,500,000	19,276,455
Series D, 5.0%, 11/15/2038	13,635,000	15,184,754
Series B, 5.25%, 11/15/2044	25,000,000	28,299,000
New York, Sales Tax Asset Receivable Corp., Series A, 5.0%, 10/15/2031	500,000	588,805
New York, School District General Obligation, Dormitory Authority, City University, Series A, 5.5%, 5/15/2019	1,500,000	1,697,250
New York, Senior Care Revenue, Dormitory Authority, City University, Series A, 5.25%, 5/15/2021	2,000,000	2,319,520
New York, State Agency General Obligation Lease, Urban Development Corp., 5.7%, 4/1/2020	3,600,000	4,028,580
New York, State Dormitory Authority, Personal Income Tax Revenue:
Series A, 5.0%, 2/15/2035	9,305,000	10,451,190
Series F, 5.0%, 2/15/2035	5,000,000	5,641,100
Series A, 5.0%, 3/15/2038 (a)	8,750,000	9,767,537
Series C, 5.0%, 3/15/2041	10,000,000	11,145,600
Series C, 5.0%, 3/15/2042	14,750,000	16,464,835
Series E, 5.0%, 2/15/2044	10,000,000	11,221,000
New York, State Liberty Development Corp. Revenue, World Trade Center Port Authority Construction, 5.25%, 12/15/2043	45,000,000	51,405,750
New York, State Thruway Authority, Second Generation Highway & Bridge Trust Funding Authority:
Series A, 5.0%, 4/1/2031	5,250,000	5,944,943
Series A, 5.0%, 4/1/2032	4,000,000	4,521,520
New York, Utility Debt Securitization Authority, Restructuring Revenue:
Series TE, 5.0%, 12/15/2034	3,200,000	3,687,008
Series TE, 5.0%, 12/15/2035	4,000,000	4,595,720
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue:
Series DD, 5.0%, 6/15/2035	12,000,000	13,543,800
Series FF-2, 5.0%, 6/15/2040	2,270,000	2,557,609
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, Second General Resolution, Series EE, 5.375%, 6/15/2043	11,250,000	13,178,587
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue:
Series DD, 5.0%, 6/15/2036	6,000,000	6,769,380
Series FF, 5.0%, 6/15/2039	22,500,000	25,408,350
New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured:
Series B-1, 5.0%, 8/1/2035	9,295,000	10,603,550
Series D-1, 5.0%, 2/1/2038	17,655,000	19,838,041
Series A-1, 5.0%, 11/1/2038	11,560,000	13,008,006
Series D-1, 5.0%, 11/1/2038	10,000,000	11,200,500
Series I, 5.0%, 5/1/2042	8,000,000	8,867,600
New York, NY, General Obligation:
Series D-1, 5.0%, 10/1/2033	25,000,000	28,117,750
Series D-1, 5.0%, 10/1/2034	5,000,000	5,602,900
Series I-1, 5.375%, 4/1/2036	7,000,000	7,952,700
Port Authority of New York & New Jersey, One Hundred Eighty-Fourth:
5.0%, 9/1/2036	1,795,000	2,041,184
5.0%, 9/1/2039	4,490,000	5,078,998
Troy, NY, Capital Resource Corp. Revenue, Rensselaer Polytechnic Institute, Series A, 5.125%, 9/1/2040	2,000,000	2,170,280
		385,709,255
North Carolina 1.9%
Charlotte, NC, Airport Revenue, Series A, 5.5%, 7/1/2034	1,500,000	1,723,035
Charlotte-Mecklenberg, NC, Hospital Authority, Health Care System Revenue, Series A, 5.0%, 1/15/2039	28,015,000	30,687,911
North Carolina, Electric Revenue, Eastern Municipal Power Agency:
6.0%, 1/1/2018, INS: AMBAC	8,775,000	9,845,375
Series B, 6.0%, 1/1/2022, INS: NATL	18,775,000	23,012,142
North Carolina, Medical Care Commission, Health Care Facilities Revenue, University Health System, Series D, Prerefunded, 6.25%, 12/1/2033	17,000,000	19,959,530
North Carolina, Municipal Power Agency, No. 1 Catawba Electric Revenue, Series A, 5.0%, 1/1/2030	5,410,000	5,991,088
North Carolina, State Capital Facilities Finance Agency, Educational Facilities Revenue, High Point University Project, 0.1%**, 12/1/2028, LOC: Branch Banking & Trust	3,900,000	3,900,000
North Carolina, State Capital Facilities Finance Agency, Educational Facilities Revenue, Summit School, Inc. Project, 0.1%**, 6/1/2033, LOC: Branch Banking & Trust	2,370,000	2,370,000
		97,489,081
North Dakota 0.2%
Fargo, ND, Sanford Health Systems Revenue, 6.25%, 11/1/2031	9,260,000	11,234,788
Ohio 2.2%
Avon, OH, School District General Obligation, 6.5%, 12/1/2015, INS: AMBAC	340,000	350,387
Beavercreek, OH, School District General Obligation, Local School District, 6.6%, 12/1/2015, INS: NATL	455,000	467,858
Cleveland, OH, Airport Systems Revenue, Series A, 5.0%, 1/1/2030	1,000,000	1,091,860
Cleveland, OH, Sales & Special Tax Revenue, Urban Renewal Tax Increment, Rock & Roll Hall of Fame and Museum Project, 6.75%, 3/15/2018	485,000	485,771
Cuyahoga County, OH, County General Obligation, 5.65%, 5/15/2018	315,000	341,186
Finneytown, OH, Other General Obligation, Local School District, 6.2%, 12/1/2017, INS: NATL	205,000	220,566
Hancock County, OH, Hospital Revenue, Blanchard Valley Regional Health Center, 6.5%, 12/1/2030	14,425,000	17,202,534
Lucas County, OH, Hospital Revenue, Promedica Healthcare, Series A, 6.5%, 11/15/2037	6,000,000	7,419,600
Ohio, Akron Bath Copley Joint Township Hospital District, Children's Hospital Medical Center of Akron, 5.0%, 11/15/2038	15,645,000	16,818,375
Ohio, American Municipal Power, Inc. Revenue, Fremont Energy Center Project, Series B, 5.0%, 2/15/2037	13,090,000	14,369,547
Ohio, Higher Education Revenue, Case Western Reserve University, Series B, 6.5%, 10/1/2020	2,250,000	2,532,937
Ohio, School District General Obligation, 6.0%, 12/1/2019, INS: AMBAC	360,000	398,574
Ohio, State Higher Educational Facility Commission Revenue, Summa Health Systems Project:
Series 2010, 5.25%, 11/15/2035, INS: AGMC	7,500,000	8,330,850
Series 2010, 5.5%, 11/15/2030, INS: AGMC	4,000,000	4,540,600
Ohio, State Hospital Facility Revenue, Cleveland Clinic Health System, Series B, 5.5%, 1/1/2039	13,600,000	15,195,144
Ohio, State Turnpike Commission, Infrastructure Projects:
Series A-1, 5.25%, 2/15/2030	4,620,000	5,320,346
Series A-1, 5.25%, 2/15/2031	9,375,000	10,775,344
Series A-1, 5.25%, 2/15/2032	7,500,000	8,581,500
Wayne, OH, School District General Obligation, 6.6%, 12/1/2016, INS: AMBAC	100,000	105,667
		114,548,646
Oklahoma 0.6%
Oklahoma, State Municipal Power Authority, Supply System Revenue, Series A, Prerefunded, 6.0%, 1/1/2038	8,625,000	9,723,135
Oklahoma, Water & Sewer Revenue, McGee Creek Authority, 6.0%, 1/1/2023, INS: NATL, LOC: State Street Bank & Trust Co.	19,510,000	21,632,103
		31,355,238
Oregon 0.1%
Port of Portland, OR, Special Obligation Revenue, Horizon Air Industries, Inc. Project, AMT, 0.09%**, 6/15/2027, LOC: Bank of America NA	5,700,000	5,700,000
Pennsylvania 2.7%
Allegheny County, PA, Hospital Development Authority Revenue, University of Pittsburgh Medical, 5.625%, 8/15/2039	11,800,000	13,259,660
Exter Township, PA, School District General Obligation, Zero Coupon, 5/15/2017, INS: NATL	3,700,000	3,612,717
Pennsylvania, Central Bradford Progress Authority Revenue, Guthrie Healthcare System, 5.375%, 12/1/2041	12,550,000	14,173,091
Pennsylvania, Commonwealth Financing Authority Revenue:
Series A, 5.0%, 6/1/2033	5,000,000	5,495,500
Series A, 5.0%, 6/1/2034	6,000,000	6,578,940
Series B, 5.0%, 6/1/2036	5,475,000	5,999,122
Series B, 5.0%, 6/1/2042	5,975,000	6,450,491
Pennsylvania, Sales & Special Tax Revenue, Convention Center Authority, Series A, ETM, 6.0%, 9/1/2019, INS: FGIC	2,200,000	2,526,568
Pennsylvania, State Turnpike Commission Revenue:
Series A-1, 5.0%, 12/1/2040 (b)	15,000,000	16,525,950
Series C, 5.0%, 12/1/2044	4,840,000	5,283,586
Series B, 5.75%, 6/1/2039	32,000,000	36,019,840
Pennsylvania, State Turnpike Commission Revenue, Motor License Fund, Series A, 6.0%, 12/1/2036	3,000,000	3,531,840
Philadelphia, PA, Airport Revenue, Series A, 5.0%, 6/15/2035	7,080,000	7,747,927
Philadelphia, PA, Water & Wastewater Revenue:
Series A, 5.25%, 1/1/2032	3,000,000	3,310,770
Series A, 5.25%, 1/1/2036	2,500,000	2,758,050
Westmoreland County, PA, Project Revenue, Zero Coupon, 8/15/2017, INS: NATL	6,230,000	6,036,808
		139,310,860
Puerto Rico 0.4%
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue:
Series C, 5.25%, 8/1/2041	6,705,000	4,067,789
Series A, 5.5%, 8/1/2042	5,955,000	3,672,210
Series A, 6.0%, 8/1/2042	13,650,000	8,689,727
Series A, 6.375%, 8/1/2039	7,700,000	5,094,397
		21,524,123
Rhode Island 0.5%
Rhode Island, Health & Educational Building Corp., Higher Education Facility Revenue, Brown University, Series A, 5.0%, 9/1/2039	13,000,000	14,618,760
Rhode Island, Health & Educational Building Corp., Higher Education Facility Revenue, University of Rhode Island, Series A, 6.25%, 9/15/2034	10,000,000	11,443,900
		26,062,660
South Carolina 1.9%
Charleston County, SC, Airport District System Revenue, Series A, AMT, 5.75%, 7/1/2030	5,880,000	6,831,796
Greenwood County, SC, Hospital Revenue, Self Regional Healthcare, 5.375%, 10/1/2039	7,500,000	8,267,475
South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Palmetto Health Alliance, 5.75%, 8/1/2039	1,910,000	2,067,269
South Carolina, Piedmont Municipal Power Agency, Electric Revenue:
Series A, ETM, 6.5%, 1/1/2016, INS: FGIC	430,000	445,764
6.75%, 1/1/2019, INS: NATL	2,065,000	2,429,885
ETM, 6.75%, 1/1/2019, INS: FGIC	1,460,000	1,739,517
South Carolina, State Ports Authority Revenue, 5.25%, 7/1/2040	10,195,000	11,233,463
South Carolina, State Public Service Authority Revenue:
Series C, 5.0%, 12/1/2039	6,875,000	7,568,894
Series A, 5.375%, 1/1/2028	85,000	95,577
Series A, Prerefunded, 5.375%, 1/1/2028	2,415,000	2,764,909
South Carolina, State Public Service Authority Revenue, Santee Cooper:
Series E, 5.0%, 1/1/2040	10,000,000	11,129,600
Series A, 5.75%, 12/1/2043	35,555,000	41,969,477
		96,543,626
South Dakota 0.5%
South Dakota, State Health & Educational Facilities Authority Revenue, Avera Health, 5.0%, 7/1/2044	20,475,000	22,372,418
South Dakota, State Health & Educational Facilities Authority Revenue, Sanford Health, 5.5%, 11/1/2040	3,000,000	3,339,930
		25,712,348
Tennessee 0.7%
Jackson, TN, Hospital Revenue, Jackson-Madison Project:
5.5%, 4/1/2033	810,000	881,742
Prerefunded, 5.5%, 4/1/2033	2,190,000	2,462,524
5.625%, 4/1/2038	1,230,000	1,339,605
Prerefunded, 5.625%, 4/1/2038	3,320,000	3,744,727
5.75%, 4/1/2041	2,345,000	2,559,263
Prerefunded, 5.75%, 4/1/2041	6,330,000	7,161,825
Sullivan County, TN, Health, Educational & Housing Facilities Board, Hospital Revenue, Wellmont Health Systems Project, Series C, 5.25%, 9/1/2036	10,000,000	10,410,800
Tennessee, Energy Acquisition Corp., Gas Revenue:
Series A, 5.25%, 9/1/2019, GTY: The Goldman Sachs Group, Inc.	7,000,000	7,865,620
Series A, 5.25%, 9/1/2021, GTY: The Goldman Sachs Group, Inc.	2,000,000	2,283,000
		38,709,106
Texas 11.4%
Dallas, TX, Performing Arts Cultural Facilities Corp., Dallas Arts Center Foundation Project, Series A, 0.09%**, 9/1/2041, LOC: Bank of America NA	5,310,000	5,310,000
Dallas, TX, Waterworks & Sewer Systems Revenue, 5.0%, 10/1/2037	4,600,000	5,095,742
Harris County, TX, County General Obligation, Zero Coupon, 10/1/2017, INS: NATL	3,910,000	3,822,924
Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Memorial Hermann Healthcare System, Series B, Prerefunded, 7.25%, 12/1/2035	5,000,000	6,030,250
Harris County, TX, Port Houston Authority, Series D-1, 5.0%, 10/1/2035	18,290,000	21,145,069
Houston, TX, Airport Systems Revenue:
Series B, 5.0%, 7/1/2027, INS: NATL	21,030,000	22,622,602
Series B, 5.0%, 7/1/2032	3,510,000	3,917,195
Series A, 5.5%, 7/1/2039	10,000,000	11,156,300
Houston, TX, Higher Education Finance Corp. Revenue, Rice University Project, Series A, 5.0%, 5/15/2040	11,185,000	12,663,657
Houston, TX, Utility Systems Revenue, First Lien:
Series D, 5.0%, 11/15/2036	7,000,000	7,795,340
Series B, 5.0%, 11/15/2038	3,370,000	3,789,902
North Texas, Tollway Authority Revenue:
Series A, 5.0%, 1/1/2034	10,715,000	11,821,431
Series C, 5.25%, 1/1/2044	20,000,000	21,135,600
First Tier, Series A, 5.625%, 1/1/2033	6,500,000	7,115,615
Second Tier, Series F, Prerefunded, 5.75%, 1/1/2033	12,210,000	13,643,454
Second Tier, Series F, Prerefunded, 5.75%, 1/1/2038	16,500,000	18,468,615
First Tier, 6.0%, 1/1/2043	30,000,000	34,495,200
North Texas, Tollway Authority Revenue, Special Project Systems:
Series D, 5.0%, 9/1/2032	8,000,000	9,096,160
Series A, 6.0%, 9/1/2041	6,675,000	8,146,637
Tarrant County, TX, Cultural Education Facilities Finance Corp., Hospital Revenue, Scott & White Healthcare:
5.0%, 8/15/2036	7,000,000	7,730,240
5.0%, 8/15/2043	9,900,000	10,807,335
5.625%, 8/15/2035	9,260,000	10,857,906
Prerefunded, 5.625%, 8/15/2035	740,000	893,698
Tarrant County, TX, Cultural Education Facilities Finance Corp., State Health Resources, 5.0%, 11/15/2040	19,325,000	21,453,649
Texas, Dallas/Fort Worth International Airport Revenue:
Series B, 5.0%, 11/1/2035	11,470,000	12,681,805
Series D, 5.0%, 11/1/2035	24,425,000	27,005,501
Series D, AMT, 5.0%, 11/1/2038	19,355,000	20,610,172
Series A, 5.25%, 11/1/2038	20,000,000	22,209,600
Texas, Electric Revenue:
Zero Coupon, 9/1/2017, INS: NATL	5,880,000	5,728,296
ETM, Zero Coupon, 9/1/2017, INS: NATL	120,000	117,563
Texas, Electric Revenue, Municipal Power Agency, Zero Coupon, 9/1/2016, INS: NATL	8,300,000	8,231,525
Texas, Grand Parkway Transportation Corp., System Toll Revenue, Series B, 5.25%, 10/1/2051	20,000,000	22,251,400
Texas, Grapevine-Colleyville Independent School District Building:
5.0%, 8/15/2034	6,080,000	6,809,478
5.0%, 8/15/2035	6,130,000	6,836,299
5.0%, 8/15/2036	3,350,000	3,727,746
Texas, Lower Colorado River Authority Revenue, Series A, Prerefunded, 5.0%, 5/15/2036	25,000	30,026
Texas, Lower Colorado River Authority, Transmission Contract Revenue, LCRA Transmission Services, 5.0%, 5/15/2040	20,000,000	21,635,200
Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue:
Series B, 0.881%***, 12/15/2026, GTY: Merrill Lynch & Co., Inc.	19,800,000	18,002,358
Series D, 6.25%, 12/15/2026, GTY: Merrill Lynch & Co., Inc.	20,000,000	24,272,600
Texas, Municipal Power Agency, ETM, Zero Coupon, 9/1/2016, INS: NATL	375,000	372,420
Texas, SA Energy Acquisition Public Facility Corp., Gas Supply Revenue:
5.5%, 8/1/2021, GTY: The Goldman Sachs Group, Inc.	5,575,000	6,432,825
5.5%, 8/1/2025, GTY: The Goldman Sachs Group, Inc.	2,750,000	3,253,387
Texas, Southwest Higher Education Authority, Inc., Southern Methodist University Project, 5.0%, 10/1/2035	2,400,000	2,753,616
Texas, State Municipal Gas Acquisition & Supply Corp., III Gas Supply Revenue:
5.0%, 12/15/2030	2,250,000	2,464,245
5.0%, 12/15/2031	4,500,000	4,912,920
5.0%, 12/15/2032	21,215,000	22,928,748
Texas, State Technical University Revenue, Series A, 5.0%, 8/15/2037	5,400,000	5,992,758
Texas, State Transportation Commission, Series A, 5.0%, 10/1/2039	10,000,000	11,434,100
Texas, State Transportation Commission, Turnpike Systems Revenue, Series C, 5.0%, 8/15/2034	14,410,000	15,765,981
Texas, State Transportation Commission-Highway Improvement, 5.0%, 4/1/2044	28,000,000	31,622,360
		587,097,450
Utah 0.0%
Provo, UT, Electric Revenue, Series A, ETM, 10.375%, 9/15/2015, INS: AMBAC	215,000	221,358
Virginia 0.3%
Roanoke, VA, Hospital & Healthcare Revenue, Industrial Development Authority, Roanoke Memorial Hospital, Series B, ETM, 6.125%, 7/1/2017, INS: NATL	4,245,000	4,486,243
Virginia Beach, VA, Hospital & Healthcare Revenue, Development Authority Hospital Facility First Mortgage, 5.125%, 2/15/2018, INS: AMBAC	1,890,000	1,993,799
Washington County, VA, Industrial Development Authority, Hospital Facility Revenue, Mountain States Health Alliance, Series C, 7.75%, 7/1/2038	7,760,000	8,963,499
		15,443,541
Washington 3.4%
Clark County, WA, School District General Obligation, Zero Coupon, 12/1/2017, INS: NATL	6,725,000	6,555,126
Port of Seattle, WA, Airport Revenue:
Series A, 5.0%, 8/1/2031	2,000,000	2,264,740
Series A, 5.0%, 8/1/2032	2,500,000	2,825,050
Tacoma, WA, Electric System Revenue, Series A, 5.0%, 1/1/2038	8,280,000	9,191,214
Washington, Energy Northwest Electric Revenue, Columbia Generating Systems, Series A, 5.0%, 7/1/2032	16,980,000	19,836,375
Washington, State General Obligation:
Series 5, Zero Coupon, 1/1/2017, INS: NATL	4,535,000	4,475,365
Series R-2015D, 5.0%, 7/1/2032	10,000,000	11,601,400
Series B, 5.0%, 2/1/2033	5,000,000	5,648,300
Series 2011A, 5.0%, 8/1/2033	20,000,000	23,050,599
Series A, 5.0%, 8/1/2035	12,190,000	13,645,730
Washington, State Health Care Facilities Authority Revenue, Series C, 5.375%, 8/15/2028, INS: AGC	5,240,000	5,509,703
Washington, State Health Care Facilities Authority Revenue, Virginia Mason Medical Center, Series A, 6.125%, 8/15/2037	7,035,000	7,564,173
Washington, State Health Care Facilities Authority, Catholic Health Initiatives, Series A, 5.0%, 2/1/2041	18,840,000	20,037,282
Washington, State Health Care Facilities Authority, Swedish Health Services, Series A, Prerefunded, 6.75%, 11/15/2041	12,175,000	15,619,430
Washington, State Motor Vehicle Tax-Senior 520, Corridor Toll Program:
Series C, 5.0%, 6/1/2032	7,725,000	8,752,425
Series C, 5.0%, 6/1/2033	6,000,000	6,772,020
Series C, 5.0%, 6/1/2041	11,000,000	12,220,010
		175,568,942
Wisconsin 1.1%
Milwaukee County, WI, Airport Revenue, Series A, 5.0%, 12/1/2034	7,000,000	7,668,080
Wisconsin, Hospital & Healthcare Revenue, Health & Education Facilities Authority:
Series B, ETM, 6.25%, 1/1/2022, INS: AMBAC	2,670,000	3,104,249
Series C, ETM, 6.25%, 1/1/2022, INS: AMBAC	4,665,000	5,423,716
Wisconsin, State Health & Educational Facilities Authority Revenue, Agnesian Healthcare, Inc., Series B, 5.0%, 7/1/2036	8,500,000	9,158,325
Wisconsin, State Health & Educational Facilities Authority Revenue, Ministry Health Care, Inc., Series C, 5.0%, 8/15/2032	6,940,000	7,563,420
Wisconsin, State Health & Educational Facilities Authority Revenue, Prohealth Care, Inc. Obligation Group, Prerefunded, 6.625%, 2/15/2039	7,335,000	8,760,190
Wisconsin, State Health & Educational Facilities Authority Revenue, Thedacare, Inc., Series A, 5.5%, 12/15/2038	13,235,000	14,624,808
		56,302,788
Total Municipal Bonds and Notes (Cost $4,441,172,512)		4,876,308,746

Underlying Municipal Bonds of Inverse Floaters (c) 11.8%
California 2.3%
California, State Department of Water Resources Revenue, Central Valley Project, Series AE, 5.0%, 12/1/2023 (d)	5,236,056	5,858,226
California, State Department of Water Resources Revenue, Central Valley Project, Series AE, 5.0%, 12/1/2024 (d)	3,742,268	4,186,940
California, State Department of Water Resources Revenue, Central Valley Project, Series AE, 5.0%, 12/1/2025 (d)	3,118,557	3,489,116
Trust: California, State Department of Water Resources Revenue, Series 2705, 144A, 12.89%, 12/1/2023, Leverage Factor at purchase date: 3 to 1
California, University of California Revenues, Series O, 5.25%, 5/15/2039 (d)	13,082,650	14,786,926
California, University of California Revenues, Series O, Prerefunded, 5.25%, 5/15/2039 (d)	2,537,350	2,867,891
Trust: California, University of California Revenues, Series 3368-2, 144A, 19.02%, 11/15/2016, Leverage Factor at purchase date: 4 to 1
Los Angeles, CA, Waste Water System Revenue, Series A, 5.375%, 6/1/2039 (d)	30,000,000	34,252,800
Trust: Los Angeles, CA, Series 3371-2, 144A, 19.52%, 12/1/2016, Leverage Factor at purchase date: 4 to 1
Los Angeles, CA, Community College District, Election of 2008, Series A, Prerefunded, 6.0%, 8/1/2033 (d)	30,000,000	35,846,700
Trust: Los Angeles, CA, Community College District, Series R-11728, 144A, 27.56%, 8/1/2033, Leverage Factor at purchase date: 5 to 1
San Francisco, CA, Bay Area Rapid Transportation District, Election of 2004, Series B, 5.0%, 8/1/2032 (d)	14,997,001	16,313,101
Trust: San Francisco, CA, Bay Area Rapid Transportation District, Series 3161, 144A, 13.657%, 8/1/2015, Leverage Factor at purchase date: 3 to 1
		117,601,700
District of Columbia 0.5%
District of Columbia, Income Tax Revenue, Series A, 5.5%, 12/1/2030 (d)	22,000,000	25,588,640
Trust: District of Columbia, Series 3369, 144A, 20.02%, 6/1/2017, Leverage Factor at purchase date: 4 to 1
Florida 1.3%
Florida, State Turnpike Authority Revenue, Department of Transportation, Series A, 5.0%, 7/1/2021 (d)	30,130,000	33,017,935
Trust: Florida, State Turnpike Authority Revenue, Series 2514, 144A, 43.69%, 7/1/2015, Leverage Factor at purchase date: 10 to 1
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2023, INS: AGMC (d)	3,740,000	4,132,846
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2024, INS: AGMC (d)	3,915,000	4,326,227
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2025, INS: AGMC (d)	4,122,500	4,555,523
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2026, INS: AGMC (d)	4,317,500	4,771,005
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2032, INS: AGMC (d)	16,470,000	18,199,990
Trust: Miami-Dade County, FL, Series 2008-1160, 144A, 9.321%, 1/1/2016, Leverage Factor at purchase date: 2 to 1
		69,003,526
Louisiana 0.2%
Louisiana, State Gas & Fuels Tax Revenue, Series B, 5.0%, 5/1/2033 (d)	3,023,487	3,440,182
Louisiana, State Gas & Fuels Tax Revenue, Series B, 5.0%, 5/1/2034 (d)	3,300,848	3,755,769
Louisiana, State Gas & Fuels Tax Revenue, Series B, 5.0%, 5/1/2035 (d)	3,663,166	4,168,022
Trust: Louisiana, State Gas & Fuels Tax Revenue, Series 3806, 144A, 9.358%, 5/1/2018, Leverage Factor at purchase date: 2 to 1
		11,363,973
Massachusetts 1.6%
Massachusetts, State Development Finance Agency Revenue, Harvard University, Series B-2, 5.25%, 2/1/2034 (d)	20,000,000	23,438,200
Trust: Massachusetts, State Development Finance Agency Revenue, Harvard University, Series 4691, 144A, 10.06%, 1/17/2019, Leverage Factor at purchase date: 2 to 1
Massachusetts, State General Obligation, Series A, 5.0%, 8/1/2027 (d)	7,825,000	8,667,894
Massachusetts, State General Obligation, Series A, 5.0%, 8/1/2033 (d)	3,000,000	3,323,154
Massachusetts, State General Obligation, Series A, 5.0%, 8/1/2038 (d)	2,750,000	3,046,225
Trust: Massachusetts, State General Obligation, Series 2008-1203, 144A, 15.001%, 8/1/2038, Leverage Factor at purchase date: 3 to 1
Massachusetts, State General Obligation, Series C, 5.0%, 8/1/2026, INS: AGMC (d)	20,000,000	21,702,000
Trust: Massachusetts, State General Obligation, Series 2022-1, 144A, 43.52%, 8/1/2015, Leverage Factor at purchase date: 10 to 1
Massachusetts, State General Obligation, Series C, 5.0%, 8/1/2027, INS: AGMC (d)	20,000,000	21,625,400
Trust: Massachusetts, State General Obligation, Series 2022-2, 144A, 43.52%, 8/1/2015, Leverage Factor at purchase date: 10 to 1
		81,802,873
Nevada 1.3%
Clark County, NV, General Obligation, 5.0%, 6/1/2028 (d)	6,252,645	6,865,263
Clark County, NV, General Obligation, 5.0%, 6/1/2029 (d)	6,565,277	7,208,526
Clark County, NV, General Obligation, 5.0%, 6/1/2030 (d)	6,372,122	6,996,447
Trust: Clark County, NV, General Obligation, Series 3158, 144A, 13.653%, 6/1/2016, Leverage Factor at purchase date: 3 to 1
Clark County, NV, School District, Series C, 5.0%, 6/15/2021 (d)	16,118,519	17,627,384
Clark County, NV, School District, Series C, 5.0%, 6/15/2022 (d)	16,841,398	18,417,933
Clark County, NV, School District, Series C, 5.0%, 6/15/2023 (d)	10,876,807	11,894,991
Trust: Clark County, NV, School Improvements, Series 2008-1153, 144A, 9.121%, 6/15/2015, Leverage Factor at purchase date: 2 to 1
		69,010,544
New York 1.0%
New York, State Dormitory Authority Revenues, Columbia University, 5.0%, 7/1/2038 (d)	27,925,000	30,815,183
Trust: New York, State Dormitory Authority Revenues, Secondary Issues, Series R-11722-1, 144A, 18.161%, 7/1/2016, Leverage Factor at purchase date: 4 to 1
New York, NY, General Obligation, Series C-1, 5.0%, 10/1/2024, INS: AGMC (d)	19,425,000	21,318,547
Trust: New York, NY, Series 2008-1131, 144A, 9.292%, 10/1/2015, Leverage Factor at purchase date: 2 to 1
		52,133,730
North Carolina 0.4%
North Carolina, Capital Facilities Finance Agency Revenue, Duke University Project, Series B, 5.0%, 10/1/2038 (d)	20,000,000	22,349,600
Trust: North Carolina, Capital Facilities Finance Agency Revenue, Duke University Project, Series 3333, 144A, 17.99%, 10/1/2016, Leverage Factor at purchase date: 4 to 1
Ohio 0.7%
Columbus, OH, General Obligation, Series A, Prerefunded, 5.0%, 9/1/2021 (d)	8,725,000	9,549,898
Columbus, OH, General Obligation, Series A, Prerefunded, 5.0%, 9/1/2022 (d)	8,725,000	9,549,897
Trust: Columbus, OH, General Obligation, Series 2365, 144A, 18.01%, 9/1/2015, Leverage Factor at purchase date: 4 to 1
Ohio, State Higher Educational Facilities Community Revenue, Cleveland Clinic Health, Series A, 5.125%, 1/1/2028 (d)	6,032,233	6,541,932
Ohio, State Higher Educational Facilities Community Revenue, Cleveland Clinic Health, Series A, 5.25%, 1/1/2033 (d)	10,287,087	11,156,304
Trust: Ohio, State Higher Educational Revenue, Series 3139, 144A, 14.519%, 1/1/2016, Leverage Factor at purchase date: 3 to 1
		36,798,031
Tennessee 1.4%
Nashville & Davidson County, TN, Metropolitan Government, Prerefunded, 5.0%, 1/1/2026 (d)	20,800,000	22,884,368
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-2, 144A, 18.08%, 1/1/2016, Leverage Factor at purchase date: 4 to 1
Nashville & Davidson County, TN, Metropolitan Government, Prerefunded, 5.0%, 1/1/2028 (d)	21,610,075	23,775,583
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-4, 144A, 18.088%, 1/1/2016, Leverage Factor at purchase date: 4 to 1
Nashville & Davidson County, TN, Metropolitan Government, Prerefunded, 5.0%, 1/1/2027 (d)	21,793,305	23,977,175
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-3, 144A, 18.075%, 1/1/2016, Leverage Factor at purchase date: 4 to 1
		70,637,126
Texas 1.1%
Dallas, TX, Water Works & Sewer Systems Revenue, 5.0%, 10/1/2035 (d)	10,000,000	11,435,400
Trust: Dallas, TX, Water Works & Sewer Systems Revenue, Series 3742, 144A, 9.36%, 4/1/2018, Leverage Factor at purchase date: 2 to 1
Harris County, TX, Flood Control District, Series A, 5.0%, 10/1/2034 (d)	5,500,000	6,235,955
Trust: Texas, Puttable Floating Option Tax Exempt Receipts, Series 4692, 144A, 9.53%, 10/1/2018, Leverage Factor at purchase date: 2 to 1
San Antonio, TX, Electric & Gas Revenue, 5.0%, 2/1/2022 (d)	3,000,000	3,288,675
San Antonio, TX, Electric & Gas Revenue, 5.0%, 2/1/2027 (d)	7,425,000	8,139,470
San Antonio, TX, Electric & Gas Revenue, 5.0%, 2/1/2028 (d)	6,540,000	7,169,311
San Antonio, TX, Electric & Gas Revenue, 5.0%, 2/1/2029 (d)	7,000,000	7,673,574
Trust: San Antonio, TX, Series 2008-1150, 144A, 9.322%, 8/1/2015, Leverage Factor at purchase date: 2 to 1
Texas, Water Development Board Revenue, Series B, 5.25%, 7/15/2026 (d)	10,000,000	10,905,900
Trust: Texas, Water Development Board, Series 2008-1173, 144A, 18.87%, 7/15/2015, Leverage Factor at purchase date: 4 to 1
		54,848,285
Total Underlying Municipal Bonds of Inverse Floaters (Cost $551,590,633)		611,138,028

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $4,992,763,145)†	106.1	5,487,446,774
Floating Rate Notes (c)	(7.3)	(376,005,816)
Other Assets and Liabilities, Net	1.2	59,260,808
Net Assets	100.0	5,170,701,766

* Non-income producing security.

** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of May 31, 2015.

*** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of May 31, 2015.

† The cost for federal income tax purposes was $4,608,066,457. At May 31, 2015, net unrealized appreciation for all securities based on tax cost was $503,374,501. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $519,785,761 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,411,260.

(a) At May 31, 2015, this security has been pledged, in whole or in part, as collateral for tender option bond trust.

(b) When-issued security

(c) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund. The Floating Rate Notes represents leverage to the Fund and is the amount owed to the floating rate note holders.

(d) Security forms part of the below inverse floater. The Fund accounts for these inverse floaters as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

FGIC: Financial Guaranty Insurance Co.

GTY: Guaranty Agreement

INS: Insured

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized, usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

SPA: Standby Bond Purchase Agreement

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Municipal Investments (e)	$—	$5,487,446,774	$—	$5,487,446,774
Total	$—	$5,487,446,774	$—	$5,487,446,774

There have been no transfers between fair value measurement levels during the year ended May 31, 2015.

(e) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of May 31, 2015
Assets
Investments in securities, at value (cost $4,992,763,145)	5,487,446,774
Cash	61,075
Receivable for investments sold	9,033,665
Receivable for Fund shares sold	8,509,268
Interest receivable	71,453,964
Other assets	84,279
Total assets	5,576,589,025
Liabilities
Payable for investments purchased — when-issued security	16,355,400
Payable for Fund shares redeemed	4,883,081
Payable for floating rate notes issued	376,005,816
Distributions payable	3,253,686
Accrued management fee	1,335,827
Accrued Trustees' fees	52,834
Other accrued expenses and payables	4,000,615
Total liabilities	405,887,259
Net assets, at value	$5,170,701,766
Net Assets Consist of
Undistributed net investment income	2,741,547
Net unrealized appreciation (depreciation) on investments	494,683,629
Accumulated net realized gain (loss)	(132,480,188)
Paid-in capital	4,805,756,778
Net assets, at value	$5,170,701,766

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2015 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($1,940,922,554 ÷ 209,792,993 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.25
Maximum offering price per share (100 ÷ 97.25 of $9.25)	$9.51
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($773,981 ÷ 83,639 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.25
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($255,671,758 ÷ 27,636,359 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.25
Class S Net Asset Value, offering and redemption price per share ($2,873,331,221 ÷ 310,149,454 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.26
Institutional Class Net Asset Value, offering and redemption price per share ($100,002,252 ÷ 10,808,861 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.25

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended May 31, 2015
Investment Income
Income: Interest	$246,437,075
Expenses: Management fee	17,166,429
Administration fee	5,310,654
Services to shareholders	6,480,890
Distribution and service fees	7,236,900
Custodian fee	50,081
Professional fees	172,368
Reports to shareholders	157,380
Registration fees	151,588
Trustees' fees and expenses	205,069
Interest expense and fees on floating rate notes issued	2,392,130
Other	243,357
Total expenses before expense reductions	39,566,846
Expense reductions	(1,262,898)
Total expenses	38,303,948
Net investment income	208,133,127
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(15,951,083)
Change in net unrealized appreciation (depreciation) on investments	(9,392,741)
Net gain (loss)	(25,343,824)
Net increase (decrease) in net assets resulting from operations	$182,789,303

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows
for the year ended May 31, 2015
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$182,789,303
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities: Purchases of long-term investments	(1,622,639,429)
Net amortization of premium/(accretion of discount)	2,926,581
Proceeds from sales and maturities of long-term investments	1,659,725,905
(Increase) decrease in interest receivable	2,772,339
(Increase) decrease in other assets	60,615
(Increase) decrease in receivable for investments sold	(7,068,665)
Increase (decrease) in payable for investments purchased — when-issued securities	13,757,900
Increase (decrease) in other accrued expenses and payables	1,145,362
Change in unrealized (appreciation) depreciation on investments	9,392,741
Net realized (gain) loss from investments	15,951,083
Cash provided (used) by operating activities	258,813,735
Cash Flows from Financing Activities
Net increase (decrease) in cash overdraft	(1,114,154)
Proceeds from shares sold	765,343,995
Payments for shares redeemed	(988,714,982)
Distributions paid (net of reinvestment of distributions)	(34,267,519)
Cash provided (used) by financing activities	(258,752,660)
Increase (decrease) in cash	61,075
Cash at beginning of period	—
Cash at end of period	$61,075
Supplemental Disclosure of Non-Cash Activities
Reinvestment of distributions	$173,152,676
Interest expense and fees on floating rate notes issued	$(2,392,130)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended May 31,
Increase (Decrease) in Net Assets	2015	2014
Operations: Net investment income	$208,133,127	$221,829,090
Net realized gain (loss)	(15,951,083)	(54,064,900)
Change in net unrealized appreciation (depreciation)	(9,392,741)	(32,642,137)
Net increase (decrease) in net assets resulting from operations	182,789,303	135,122,053
Distributions to shareholders from: Net investment income: Class A	(74,935,879)	(82,390,276)
Class B	(42,891)	(74,591)
Class C	(7,501,522)	(8,430,092)
Class S	(118,904,327)	(122,039,404)
Institutional Class	(4,274,044)	(6,177,359)
Net realized gains: Class A	(797,752)	—
Class B	(629)	—
Class C	(100,636)	—
Class S	(1,219,279)	—
Institutional Class	(44,324)	—
Total distributions	(207,821,283)	(219,111,722)
Fund share transactions: Proceeds from shares sold	768,412,398	1,706,447,830
Reinvestment of distributions	173,152,676	158,041,337
Payments for shares redeemed	(990,658,520)	(2,309,425,202)
Net increase (decrease) in net assets from Fund share transactions	(49,093,446)	(444,936,035)
Increase (decrease) in net assets	(74,125,426)	(528,925,704)
Net assets at beginning of period	5,244,827,192	5,773,752,896
Net assets at end of period (including undistributed net investment income of $2,741,547 and $3,810,392, respectively)	$5,170,701,766	$5,244,827,192

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended May 31,
Class A	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$9.30	$9.40	$9.40	$8.82	$9.08
Income from investment operations: Net investment income	.36	.37	.37	.41	.42
Net realized and unrealized gain (loss)	(.06)	(.10)	(.00 )*	.58	(.26)
Total from investment operations	.30	.27	.37	.99	.16
Less distributions from: Net investment income	(.35)	(.37)	(.37)	(.41)	(.42)
Net realized gains	(.00 )*	—	(.00 )*	. (.00)*	(.00 )*
Total distributions	(.35)	(.37)	(.37)	(.41)	(.42)
Net asset value, end of period	$9.25	$9.30	$9.40	$9.40	$8.82
Total Return (%)a	3.34	3.08	4.01	11.48	1.88
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,941	1,994	2,360	2,149	1,833
Ratio of expenses (including interest expense) (%)b	.81	.81	.80	.82	.83
Ratio of expenses (excluding interest expense) (%)	.76	.76	.75	.76	.75
Ratio of net investment income (%)	3.84	4.16	3.94	4.54	4.86
Portfolio turnover rate (%)	29	30	34	27	24
a Total return does not reflect the effect of any sales charges.
b Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

	Years Ended May 31,
Class B	2015		2014		2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$9.30		$9.40		$9.40	$8.82	$9.08
Income from investment operations: Net investment income	.29		.30		.29	.33	.35
Net realized and unrealized gain (loss)	(.06)		(.10)		(.00 )*	.58	(.26)
Total from investment operations	.23		.20		.29	.91	.09
Less distributions from: Net investment income	(.28)		(.30)		(.29)	(.33)	(.35)
Net realized gains	(.00	)*	—		(.00 )*	(.00 )*	(.00 )*
Total distributions	(.28)		(.30)		(.29)	(.33)	(.35)
Net asset value, end of period	$9.25		$9.30		$9.40	$9.40	$8.82
Total Return (%)a	2.51	b	2.25	b	3.14	10.57	1.05
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		2		3	3	4
Ratio of expenses before expense reductions (including interest expense) (%)c	1.64		1.62		1.63	1.63	1.64
Ratio of expenses after expense reductions (including interest expense) (%)c	1.60		1.62		1.63	1.63	1.64
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.55		1.57		1.58	1.57	1.56
Ratio of net investment income (%)	3.04		3.35		3.12	3.74	4.04
Portfolio turnover rate (%)	29		30		34	27	24
a Total return does not reflect the effect of any sales charges.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

	Years Ended May 31,
Class C	2015		2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$9.30		$9.40	$9.40	$8.81	$9.08
Income from investment operations: Net investment income	.29		.30	.30	.34	.35
Net realized and unrealized gain (loss)	(.06)		(.10)	(.00 )*	.59	(.27)
Total from investment operations	.23		.20	.30	.93	.08
Less distributions from: Net investment income	(.28)		(.30)	(.30)	(.34)	(.35)
Net realized gains	(.00	)*	—	(.00 )*	(.00 )*	(.00 )*
Total distributions	(.28)		(.30)	(.30)	(.34)	(.35)
Net asset value, end of period	$9.25		$9.30	$9.40	$9.40	$8.81
Total Return (%)a	2.53	b	2.28	3.21	10.77	.98
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	256		242	319	237	143
Ratio of expenses before expense reductions (including interest expense) (%)c	1.61		1.59	1.58	1.59	1.61
Ratio of expenses after expense reductions (including interest expense) (%)c	1.60		1.54	1.53	1.53	1.53
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.55		1.54	1.53	1.53	1.53
Ratio of net investment income (%)	3.05		3.37	3.15	3.76	4.08
Portfolio turnover rate (%)	29		30	34	27	24
a Total return does not reflect the effect of any sales charges.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

	Years Ended May 31,
Class S	2015		2014		2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$9.31		$9.41		$9.41	$8.83	$9.09
Income from investment operations: Net investment income	.38		.39		.39	.42	.44
Net realized and unrealized gain (loss)	(.06)		(.10)		(.00 )*	.58	(.26)
Total from investment operations	.32		.29		.39	1.00	.18
Less distributions from: Net investment income	(.37)		(.39)		(.39)	(.42)	(.44)
Net realized gains	(.00	)*	—		(.00 )*	(.00 )*	(.00 )*
Total distributions	(.37)		(.39)		(.39)	(.42)	(.44)
Net asset value, end of period	$9.26		$9.31		$9.41	$9.41	$8.83
Total Return (%)	3.55	a	3.29	a	4.19	11.67	2.07
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,873		2,911		2,887	2,549	2,301
Ratio of expenses before expense reductions (including interest expense) (%)b	.64		.66		.62	.64	.64
Ratio of expenses after expense reductions (including interest expense) (%)b	.60		.62		.62	.64	.64
Ratio of expenses after expense reductions (excluding interest expense) (%)	.55		.57		.57	.58	.56
Ratio of net investment income (%)	4.04		4.36		4.12	4.72	5.05
Portfolio turnover rate (%)	29		30		34	27	24
a Total return would have been lower had certain expenses not been reduced.
b Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

	Years Ended May 31,
Institutional Class	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$9.30	$9.40	$9.40	$8.82	$9.08
Income from investment operations: Net investment income	.38	.39	.39	.43	.44
Net realized and unrealized gain (loss)	(.06)	(.10)	(.00 )*	.58	(.26)
Total from investment operations	.32	.29	.39	1.01	.18
Less distributions from: Net investment income	(.37)	(.39)	(.39)	(.43)	(.44)
Net realized gains	(.00 )*	—	(.00 )*	(.00 )*	(.00 )*
Total distributions	(.37)	(.39)	(.39)	(.43)	(.44)
Net asset value, end of period	$9.25	$9.30	$9.40	$9.40	$8.82
Total Return (%)	3.57	3.31	4.25	11.79	2.13
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	100	96	204	117	38
Ratio of expenses (including interest expense) (%)a	.58	.55	.57	.56	.59
Ratio of expenses (excluding interest expense) (%)	.53	.50	.52	.50	.51
Ratio of net investment income (%)	4.06	4.38	4.17	4.78	5.09
Portfolio turnover rate (%)	29	30	34	27	24
a Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Managed Municipal Bond Fund (formerly DWS Managed Municipal Bond Fund) (the "Fund") is a diversified series of Deutsche Municipal Trust (formerly DWS Municipal Trust) (the "Series"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares are closed to new purchases, except exchanges and the reinvestment of dividends or other distributions. Class B shares were not subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and services fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Inverse Floaters. The Fund invests in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate municipal bond into a special purpose trust (the "Trust"). In turn the Trust issues a short-term floating rate note and an inverse floater. The income stream from the underlying bond in the Trust is divided between the floating rate note and the inverse floater. The income provided by the inverse floater bears an inverse relationship with the short-term rate paid to the floating rate note holder. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond's par amount and is paid to a third party, usually a tax-exempt money market fund, at rates that generally reset weekly. The inverse floater earns all of the interest from the underlying fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the Trust. The inverse floater represents an investment in the underlying bond on a leveraged basis; the Fund bears all of the price risk of the underlying bond in the Trust and receives all the benefits from any potential appreciation of the underlying bond's value.

By holding the inverse floater, the Fund has the right to collapse the Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption "Payable for floating rate notes issued" in the Statement of Assets and Liabilities. The floating rate notes issued by the Trust are valued at cost, which approximates fair value. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the Trust are included in "Interest expense and fees on floating rate notes issued" in the Statement of Operations.

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund's inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The Trust could be terminated outside of the Fund's control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds. In connection with these agreements, securities and/or cash may be pledged as collateral.

The weighted average outstanding daily balance of the floating rate notes issued during the year ended May 31, 2015 was $376,005,816, with a weighted average interest rate of 0.64%.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At May 31, 2015, the Fund had net tax basis capital loss carryforwards of approximately $140,531,000, including $1,746,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2019, the expiration date, whichever occurs first; and approximately $138,785,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($109,287,000) and long-term losses ($29,498,000).

The Fund has reviewed the tax positions for the open tax years as of May 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in inverse floater transactions, certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2015, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed tax-exempt income	$5,146,467
Undistributed ordinary income*	$848,766
Capital loss carryforward	$(140,531,000)
Net unrealized appreciation (depreciation) on investments	$503,374,501

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended May 31,
	2015	2014
Distributions from tax-exempt income	$205,658,663	$219,111,722
Distributions from ordinary income*	$2,162,620	$—

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Series arising in connection with a specific fund are allocated to that fund. Other Series expenses which cannot be directly attributed to a fund are apportioned among the funds in the Series based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position at the Fund's custodian bank at May 31, 2015.

B. Purchases and Sales of Securities

During the year ended May 31, 2015, purchases and sales of investment securities (excluding short-term investments) aggregated $1,622,639,429 and $1,659,725,905, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.365%
Next $750 million of such net assets	.345%
Next $1.5 billion of such net assets	.325%
Next $2.5 billion of such net assets	.315%
Next $2.5 billion of such net assets	.295%
Next $2.5 billion of such net assets	.275%
Next $2.5 billion of such net assets	.255%
Over $12.5 billion of such net assets	.235%

Accordingly, for the year ended May 31, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.32% of the Fund's average daily net assets.

For the period from June 1, 2014 through September 30, 2014, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.81%
Class B	1.56%
Class C	1.56%
Class S	.56%
Institutional Class	.56%

Effective October 1, 2014 through September 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.80%
Class B	1.55%
Class C	1.55%
Class S	.55%
Institutional Class	.55%

For the year ended May 31, 2015, fees waived and/or expenses reimbursed for each class are as follows:
Class B	$455
Class C	34,658
Class S	1,227,785
$1,262,898

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2015, the Administration Fee was $5,310,654, of which $439,918 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2015, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at May 31, 2015
Class A	$214,216	$52,115
Class B	663	150
Class C	10,706	2,688
Class S	429,877	105,401
Institutional Class	3,441	887
	$658,903	$161,241

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2015, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at May 31, 2015
Class B	$10,740	$508
Class C	1,872,883	163,206
	$1,883,623	$163,714

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2015, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at May 31, 2015	Annual Rate
Class A	$4,725,811	$1,195,265	.24%
Class B	3,566	617	.25%
Class C	623,900	165,740	.25%
	$5,353,277	$1,361,622

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid to DDI in connection with the distribution of Class A shares for the year ended May 31, 2015 aggregated $95,033.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2015, the CDSC for Class B and Class C shares aggregated $590 and $15,596, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2015, DDI received $21,725 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $23,986, of which $10,705 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus, if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2015.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended May 31, 2015		Year Ended May 31, 2014
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	23,548,073	$220,392,096	29,347,919	$263,042,398
Class B	218	2,038	262	2,309
Class C	5,532,907	51,820,947	4,245,436	38,213,666
Class S	47,504,147	445,196,819	148,059,910	1,319,331,629
Institutional Class	5,438,173	51,000,498	9,601,224	85,857,828
		$768,412,398		$1,706,447,830
Shares issued to shareholders in reinvestment of distributions
Class A	6,887,271	$64,402,986	7,606,545	$67,949,770
Class B	4,514	42,204	7,644	68,275
Class C	678,895	6,348,428	749,675	6,695,122
Class S	10,506,342	98,402,316	8,639,745	77,598,047
Institutional Class	422,983	3,956,742	643,746	5,730,123
		$173,152,676		$158,041,337
Shares redeemed
Class A	(35,117,085)	$(328,112,720)	(73,685,768)	$(656,597,294)
Class B	(140,283)	(1,312,129)	(93,438)	(838,422)
Class C	(4,607,017)	(43,070,331)	(12,967,473)	(115,578,509)
Class S	(60,622,253)	(568,343,605)	(150,833,247)	(1,342,022,008)
Institutional Class	(5,329,422)	(49,819,735)	(21,668,086)	(194,388,969)
		$(990,658,520)		$(2,309,425,202)
Net increase (decrease)
Class A	(4,681,741)	$(43,317,638)	(36,731,304)	$(325,605,126)
Class B	(135,551)	(1,267,887)	(85,532)	(767,838)
Class C	1,604,785	15,099,044	(7,972,362)	(70,669,721)
Class S	(2,611,764)	(24,744,470)	5,866,408	54,907,668
Institutional Class	531,734	5,137,505	(11,423,116)	(102,801,018)
		$(49,093,446)		$(444,936,035)

Report of Independent Registered Public Accounting Firm

To the Trustees of Deutsche Municipal Trust and the Shareholders of Deutsche Managed Municipal Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Deutsche Managed Municipal Bond Fund (formerly DWS Managed Municipal Bond Fund) (the "Fund") at May 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts July 27, 2015	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B, Class C and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2014 to May 31, 2015).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2015 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/15	$1,004.90	$1,000.90	$1,002.00	$1,005.90	$1,006.00
Expenses Paid per $1,000*	$4.05	$7.98	$7.99	$3.00	$2.95
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/15	$1,020.89	$1,016.95	$1,016.95	$1,021.94	$1,021.99
Expenses Paid per $1,000*	$4.08	$8.05	$8.05	$3.02	$2.97

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
Deutsche Managed Municipal Bond Fund†	.81%	1.60%	1.60%	.60%	.59%

† Includes interest expense and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities of 0.05% for each class.

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended May 31, 2015, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Managed Municipal Bond Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 2nd quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2013.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	107	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	107	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	107	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	107	Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		107	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	107	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	107	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	107	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	107	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	107	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	107	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan6 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
deutschefunds.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SMLAX	SMLBX	SMLCX	SCMBX	SMLIX
CUSIP Number	25158T 608	25158T 707	25158T 822	25158T 848	25158T 855
Fund Number	466	666	766	2066	544

Notes

Notes

Notes

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

PRSRT STD
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1793

DMMBF-2
(R-027920-4 7/15)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DEUTSCHE MANAGED MUNICIPAL BOND FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2015	$90,471	$0	$0	$0
2014	$87,235	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2015	$0	$63,439	$0
2014	$0	$66,535	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2015	$0	$63,439	$0	$63,439
2014	$0	$66,535	$0	$66,535

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Managed Municipal Bond Fund, a series of Deutsche Municipal Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	July 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	July 30, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 30, 2015